UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 (Date of earliest event reported): February 6, 2008

ROYAL ACCEPTANCE CORP

 (Exact name of registrant as specified in its charter)

Delaware	000-29797	22-3680581
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

4253 Hunt Drive, Suite 2501 Carrollton, Texas	75010
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Company's Articles of Incorporation

The Shareholders of the Company have approved an amendment to its Articles of Incorporation.

The amendment is to Article I, and is made for the purpose of changing the name of the Corporation from Royal Acceptance Corp to Ganas Corp. The name change became effective on February 6th, 2008. On February 6th, 2008 the Corporation filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Articles of Incorporation, evidencing such name change.

The date of adoption of the above amendment to Articles I by the Shareholders of this Corporation, is February 1st, 2008.

Change of company address

In connection with the above amendment and events having taken  place, the Company has changed its address to 4253 Hunt Drive, Suite 2501, Carrollton, Texas 75010

Item 9.01.	Financial Statements and Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYAL ACCEPTANCE

Date: April 23, 2008	By:	/s/ Brenda Glover-Testa
Brenda Glover-Testa
President